UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 17, 2004 (December 17, 2004)

Commission file number: 0-22773
NETSOL TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer NO.)

23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Item 2.02 Results of Operations and Financial Condition.

On December 17, 2004, NetSol Technologies, Inc. issued a press release providing revised guidance for fiscal year ending June 30, 2005. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1 News Release dated December 17, 2004.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: December 17, 2004	/s/ Naeem Ghauri
NAEEM GHAURI Chief Executive Officer

Date: December 17, 2004	/s/ Najeeb Ghauri
NAJEEB GHAURI Chief Financial Officer, Secretary and Chairman

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EXHIBIT 99.1

NEWS RELEASE DATED NOVEMBER 9, 2004